UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

CINEMARK HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway
Plano, Texas		75093
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 665-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CNK	The New York Stock Exchange Texas
Common Stock, par value $0.001 per share	CNK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2026, the Board of Directors (the "Board") of Cinemark Holdings, Inc. (the "Company", "we" or "our") elected Mr. Lawrence Burian to the Board. Mr. Burian was elected to be a Class II Director to fill a vacancy created by the Board.

As a non-employee Director, Mr. Burian shall be compensated according to our compensation policy for non-employee directors. Pursuant to that policy he will receive a base retainer fee of $95,000 and an annual grant of restricted shares of the Company's common stock valued at $175,000. The number of restricted shares to be issued is determined by dividing $175,000 by the fair market value of a share of common stock on the grant date, rounded down to the nearest whole share. The initial award and each annual award generally vest on the first anniversary of the date of the grant, subject to his continued service to the Company through the vesting dates.

We issued a press release dated August 12, 2026, announcing the election of Mr. Burian to the Board. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On August 12, 2026, Cinemark Holdings, Inc. (the "Company") issued a press release announcing that the Board of Directors of the Company had declared a dividend to be paid during the third quarter of 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

99.1	2Q26 Dividend Release and Election of Director
104	Cover Page Interactive Data File (embedded within the Inline XDBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cinemark Holdings, Inc.

Date:	August 12, 2026	By:	/s/ Michael Cavalier
Michael Cavalier, Executive Vice President-General Counsel & Business Affairs